UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 31, 2004

                 Date of Earliest Event Reported: March 31, 2004


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                VIRGINIA                         54-1387365
      (State or other jurisdiction of          (I.R.S. Employer
        incorporation or organization)        Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000


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Item 9. Regulation FD Disclosure.

Today, Dollar Tree Stores, Inc. issued a press release announcing that its Chief Financial Officer and Corporate Secretary, Frederick C. Coble, plans to transition to a newly expanded position of Corporate Secretary. Dollar Tree also announced its nationwide search for a new Chief Financial Officer.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  March 31, 2004


                                    DOLLAR TREE STORES, INC.


                                    By:     /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer